Exhibit 99.2

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

BONNIE MITCHELL and MICHAEL FRIEDMAN, Derivatively on Behalf of Nominal Defendant BROADWIND ENERGY, INC.,

Case No. 11-CV-01059
Plaintiffs,

v.

DAVID P. REILAND, et al.,

Defendants,

and

BROADWIND ENERGY, INC.,

Nominal Defendant.

STIPULATION AND AGREEMENT OF SETTLEMENT

This Stipulation of Settlement dated January 10, 2014 (the “Stipulation”), is made and entered into by and among the following Parties (as defined further in ¶1.12 hereof), each by and through their respective counsel: (i) plaintiffs Bonnie Mitchell and Michael Friedman (“Plaintiffs”), on behalf of themselves and derivatively on behalf of Broadwind Energy, Inc. (“Broadwind” or the “Company”); and (ii) nominal defendant Broadwind. This Stipulation is intended by the Parties to fully, finally and forever resolve, discharge and settle the Released Claims (as defined in ¶1.18 hereof), upon and subject to the terms and conditions hereof. Capitalized terms not otherwise defined herein shall have the definitions set forth in ¶¶1.1-1.24 below.

I.             BACKGROUND AND PROCEDURAL HISTORY

On February 15, 2011, a stockholder derivative action captioned Bonnie Mitchell v. David P. Reiland, et al., No. 11-CV-01059 (the “Mitchell Action”) was filed in the United States District Court for the Northern District of Illinois, Eastern Division (the “Court”). On February 24, 2011, a second stockholder derivative action captioned Michael Friedman v. David P. Reiland, et al., No. 11-CV-1313 (the “Friedman Action”) was filed in the Court. On March 3, 2011, a third stockholder derivative action captioned Jeffrey Hopf v. Peter C. Duprey, et al., No. 11-CV-1519 (the “Hopf Action”) was filed in the Court.

On April 22 and 25, 2011, plaintiffs Jeffrey Hopf and Mitchell and Friedman, respectively, filed motions to consolidate the Mitchell, Friedman and Hopf Actions and to appoint a leadership structure. On April 28, 2011, the Court held a hearing and ordered a briefing schedule, set a hearing on the consolidation and leadership motions, and directed each movant to submit a detailed in camera submission in further support of their motion. After full briefing on the motions and the filing of the in camera submissions with the Court, on June 21, 2011, the Court held a hearing and granted Plaintiffs’ motion, consolidated the Mitchell,

Friedman and Hopf Actions into the Action and appointed Plaintiffs as co-lead plaintiffs. The Court also appointed the law firm Kessler Topaz Meltzer & Check, LLP (formerly known as Barroway Topaz Kessler Meltzer & Check, LLP) as lead counsel. The Court further ordered the Plaintiffs to file a consolidated complaint by July 21, 2011, and to submit a discovery plan by August 2, 2011.

On July 21, 2011, Plaintiffs filed a verified consolidated stockholder derivative complaint (the “Consolidated Complaint”). The Consolidated Complaint alleged, inter alia, derivative claims on behalf of Broadwind and against the Individual Defendants and the Tontine Defendants (Broadwind’s then-controlling stockholder) for alleged breaches of fiduciary duty relating to Broadwind’s January 21, 2010 secondary public offering (the “Offering”).

On July 26, 2011 the parties to the Action held a Rule 26(f) conference. Thereafter, on August 2, 2011, the parties filed a Joint Status Report and discovery plan.

On September 18, 2011, Broadwind filed a motion to stay discovery in the Action which the Plaintiffs opposed. On October 21, 2011, the Court granted the discovery stay, but required the parties to proceed with Rule 26(a)(1) mandatory disclosures.

On September 19, 2011, four separate motions to dismiss the Consolidated Complaint were filed by: (i) nominal defendant Broadwind; (ii) defendant J. Cameron Drecoll; (iii) defendants James M. Lindstrom, Charles H. Beynon, David P. Reiland, William T. Fejes, Jr., and Terence P. Fox; and (iv) the Tontine Defendants. These motions sought dismissal of the Action pursuant to Rules 12(b)(6) and 23.1 of the Federal Rules of Civil Procedure. After full briefing on the motions, on May 15, 2012, the Court entered an order granting Defendants’ motions to dismiss on the basis that Plaintiffs had failed to successfully plead that a demand on Broadwind’s Board of Directors (the “Board”) was futile.

Shortly after the Court’s dismissal of the Action, on June 28, 2012, Plaintiffs sent a written litigation demand (the “Demand”, together with the Action the “Stockholder Derivative Litigation”)(1) to the Board pursuant to Rule 23.1 of the Federal Rules of Civil Procedure. The Demand contended that certain directors and officers of Broadwind and the Tontine Defendants breached their fiduciary duties to the Company in connection with the Offering. The Demand demanded that the Board take action against each of the individuals or entities identified therein to recover the alleged damages described therein for the benefit of the Company and to correct the purported deficiencies in the Company’s internal controls that allowed the alleged misconduct to occur. By letter dated July 13, 2012, the Board acknowledged receipt of the Demand and advised Plaintiffs that the Board intended to discuss the Demand at the next scheduled Board meeting.

In or around September 2012, the Parties, by and through their respective counsel, entered into arm’s-length negotiations with a view towards exploring a potential resolution of the Stockholder Derivative Litigation. In furtherance thereof, Plaintiffs sent the Company a settlement demand dated October 31, 2012. Over the course of the next several months, counsel for Plaintiffs and the Company participated in numerous telephonic meetings and discussions and exchanged multiple drafts of a proposed term sheet to resolve the Stockholder Derivative Litigation. In addition, during the same time period, the Company provided Plaintiffs with certain non-public documents and information in order to allow Plaintiffs to assess the fairness and reasonableness of the proposed settlement. As a result of these extensive arm’s-length negotiations, on or about early March 2013, the Parties reached an agreement on all material terms of the Settlement as set forth herein, to the exception of the attorneys’ fees and expenses to

(1) The Demand is attached hereto as Exhibit A.

be paid to Plaintiffs’ Counsel (which the parties had not discussed prior to reaching an agreement on the material terms of the Settlement). Plaintiffs’ Counsel and counsel for the Company agreed to pursue mediation before Mr. Jed Melnick, Esq. (the “Mediator”) in an attempt to negotiate an appropriate attorneys’ fee and expense amount to compensate Plaintiffs’ Counsel for the benefits conferred on the Company as a result of the Settlement. On June 28, 2013, the Company, its insurer and Plaintiffs conducted an all-day mediation session before the Mediator. Although the Parties were unable to agree upon an attorneys’ fee and expense amount at the conclusion of the mediation, the Parties, with the substantial assistance and oversight of the Mediator, continued their arm’s-length negotiations for the next several months and agreed upon an appropriate attorneys’ fees and expense amount in October 2013 as set forth in ¶5.1 herein. By resolution dated October 23, 2013, the Board approved entry into the Settlement and its terms, including the attorneys’ fee and expense amount to be paid to Plaintiffs’ Counsel. The Parties then proceeded to document the Settlement.

II.            CLAIMS OF THE PLAINTIFFS AND BENEFITS OF THE SETTLEMENT

Plaintiffs believe that the claims they have asserted in the Stockholder Derivative Litigation on behalf of Broadwind have merit. Plaintiffs, however, recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Stockholder Derivative Litigation against the Individual Defendants and the Tontine Defendants through trial and appeals. Plaintiffs and their counsel have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Stockholder Derivative Litigation, as well as the difficulties and delays inherent in such litigation. Plaintiffs and their counsel are also mindful of the inherent problems of proof and possible defenses to the claims asserted in the Stockholder Derivative Litigation. Based on their evaluation, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of Broadwind and its stockholders. Plaintiffs’ Counsel believe that the Settlement set forth in this Stipulation confers substantial benefits upon Broadwind and its stockholders. Plaintiffs’ Counsel base this conclusion upon, inter alia, their extensive investigation during the development, prosecution and settlement of the Stockholder Derivative Litigation, which included, inter alia: (i) inspecting, reviewing and analyzing the Company’s filings with the Securities and Exchange Commission (“SEC”); (ii) researching corporate governance issues; (iii) researching the applicable law with respect to the claims asserted in the Stockholder Derivative Litigation and the potential defenses thereto; (iv) reviewing non-public documents and other information provided by the Company; and (v) retaining and consulting with an expert.

III.          DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Defendants have denied, and continue to deny, all allegations of any wrongdoing or liability arising from any conduct, statements, acts or omissions alleged, or that could have been alleged, in the Stockholder Derivative Litigation, and maintain that they acted in good faith and in a manner they reasonably believed to be in the best interests of Broadwind and its stockholders. Defendants also have denied and continue to deny all allegations that the Company has suffered damage by or as a result of the matters alleged in the Stockholder Derivative Litigation. This Stipulation and all related documents are not, and shall not in any event be construed or deemed to be evidence of fault or liability or wrongdoing or damage whatsoever, or any infirmity in Defendants’ defenses. Broadwind believes that the Settlement set forth in this Stipulation confers substantial benefits upon Broadwind and its stockholders and that entering into the Settlement is in the best interests of Broadwind and its stockholders.

IV.          TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Plaintiffs (for themselves and derivatively on behalf of Broadwind) and Broadwind, by and through their respective counsel or attorneys of record, as follows.

1.             Definitions

As used in this Stipulation the following terms have the meanings specified below. In the event of any inconsistency between any definition set forth below and any definition set forth in any document related to the Settlement set forth in this Stipulation, the definitions set forth below shall control.

1.1          “Action” means the consolidated stockholder derivative action captioned Bonnie Mitchell, et al., v. David P. Reiland, et al., No. 11-cv-01059.

1.2          “Broadwind” or the “Company” means Broadwind Energy, Inc., including, but not limited to, its predecessors, successors, controlling stockholders, partners, joint venturers, subsidiaries, affiliates, divisions and assigns.

1.3          “Court” means the United States District Court for the Northern District of Illinois, Eastern Division.

1.4          “Defendants” means nominal party Broadwind, the Individual Defendants and the Tontine Defendants.

1.5          “Demand” means Plaintiffs’ shareholder litigation demand dated June 28, 2012 as attached hereto as Exhibit A.

1.6          “Effective Date” means the first date by which all of the events and conditions specified in ¶6.1 of this Stipulation have been met and have occurred.

1.7          “Final” means the time when the Final Judgment and Order has not been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically, it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Action; or (2) an appeal has been filed and the court(s) of appeals has/have either affirmed the judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying judgment or affirmed the court of appeals’ decision affirming the judgment or dismissing the appeal.

1.8          “Final Judgment and Order” or “Judgment” means the Final Judgment and Order of Dismissal with Prejudice substantially in the form attached hereto as Exhibit B.

1.9          “Individual Defendants” means defendants J. Cameron Drecoll, James M. Lindstrom, Charles H. Beynon, David P. Reiland, William T. Fejes, Jr., and Terence P. Fox.

1.10       “Lead Counsel” means Kessler Topaz Meltzer & Check, LLP.

1.11        “Notice” or “Notice of Proposed Settlement” means the form of notice of the Settlement to be provided by Broadwind, substantially in the form of the attached Exhibit C.

1.12        “Parties” means, collectively, each of (i) the Plaintiffs on behalf of themselves and derivatively on behalf of Broadwind; and (ii) Broadwind.

1.13        “Person” means an individual, corporation, limited liability company, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assigns.

1.14        “Plaintiffs” means Bonnie Mitchell and Michael Friedman.

1.15        “Plaintiffs’ Counsel” means Kessler Topaz Meltzer & Check, LLP and The Shuman Law Firm and any other law firm that appeared for the Plaintiffs.

1.16        “Preliminary Approval Order” means the order to be rendered by the Court preliminarily approving the Settlement, substantially in the form of the attached Exhibit D.

1.17        “Related Persons” means each of a Person’s spouses, heirs, executors, estates, or administrators, each of a Person’s present and former attorneys, legal representatives, and assigns in connection with the Action and Demand, and all of a Person’s past and present directors, officers, agents, advisors, employees, affiliates, predecessors, successors, and parents.

1.18        “Released Claims” means collectively all actions, suits, claims, demands, rights, liabilities, causes of action, and controversies of any kind, including both known claims and Unknown Claims (as defined herein), that have been or that might have been asserted by Plaintiffs, any of the Individual Defendants, any of the Tontine Defendants, Broadwind, and/or any Broadwind stockholder derivatively on behalf of Broadwind, against any Released Persons that are directly or indirectly based upon or related to (i) any of the allegations, facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were alleged in the Action and/or the Demand; and/or (ii) the settlement of the Action and Demand, including the payments provided for in this Stipulation, and the reasonable attorneys’ fees, costs, and expenses incurred in defense thereof. Released Claims do not include any claims relating to the enforcement of this Settlement.

1.19        “Released Persons” shall mean and include (i) Plaintiffs or their beneficiaries; (ii) each of the Individual Defendants or their beneficiaries; (iii) the Tontine Defendants; (iv) Broadwind; and (v) any Broadwind stockholder derivatively on behalf of Broadwind, and for all of the above listed Persons, each and all of their Related Persons.

1.20        “Securities Class Action” means Brasher v. Broadwind Energy, Inc., No. 11-CV-991 (N.D. Ill.).

1.21        “Tontine Defendants” means Tontine Overseas Fund, Ltd., Tontine Capital Overseas Master Fund, L.P., Tontine 25 Overseas Master Fund, L.P., Tontine Capital Partners, L.P., and Tontine Partners, L.P., and any other related Tontine entity.

1.22        “Settlement” means the settlement documented in this Stipulation.

1.23        “Stockholder Derivative Litigation” means the Action and Demand.

1.24        “Unknown Claims” means any and all claims that were alleged or could have been alleged in the Action or Demand by Plaintiffs, Broadwind or any Broadwind stockholder derivatively on behalf of Broadwind, which any Plaintiff, Broadwind, or Broadwind stockholder derivatively on behalf of Broadwind does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, including claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this Settlement. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date, the Plaintiffs, Individual Defendants and Broadwind shall expressly waive, and each of Broadwind’s stockholders by operation of the Judgment shall have expressly waived, the provisions, rights and benefits of California Civil Code §1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Parties acknowledge that they may discover facts in addition to or different from those now known or believed to be true by them, with respect to the Released Claims, as the case may be, but it is the intention of the Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all of the Released Claims, known or unknown, suspect or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts.

2.             Settlement Consideration

2.1          Corporate Governance Reforms. The Company shall adopt and/or maintain the corporate governance reforms (the “Corporate Governance Reforms”) detailed below within ninety (90) days of entry of the Final Judgment and Order approving the Settlement herein. The Corporate Governance Reforms shall be maintained for a period of five (5) years, except for modifications consistent with the goals of the Settlement or required by applicable law or regulation. Broadwind acknowledges that the adoption of the Corporate Governance Reforms confers a substantial benefit upon Broadwind and that the Stockholder Derivative Litigation was a material and substantial factor in the implementation and/or maintenance of the Corporate Governance Reforms.

A.            Audit Committee Oversight and Responsibilities

The Company’s management and Board will maintain a process to review, on at least an annual basis, the Company’s accounting methods and application of “GAAP” (generally accepted accounting principles) rules and conventions and analyze, in consultation with the Company’s independent outside auditor, whether changes to those policies and/or practices are appropriate. Additionally, the Company’s Chief Financial Officer will maintain the practice of, on at least a bi-annual basis, meeting with the Company’s independent outside auditor for the purpose of reviewing the Company’s accounting methods and application of GAAP rules and conventions. At least the following matters will be reviewed at this meeting:

i                                             Any new accounting policies, standards and/or guidance relevant to the Company (including any proposed changes to standards or guidance); and

ii                                        The adequacy of the Company’s internal controls over financial reporting, particularly with respect to goodwill.

The third bullet point of Section III, A. of the Charter of the Audit Committee of the Board shall be amended to state in full: “Review with management and the independent accountants any quarterly or annual report prior to its filing and any release of earnings prior to its release. If applicable, such review shall include a review of the Company’s disclosures under ‘Management’s Discussion and Analysis of Financial Condition and Results of Operations.’ Such review also shall include a review of the Company’s goodwill balance and any testing thereof. If the Company has a material goodwill balance, the Committee shall receive a written report on its status.”

See Exhibit E, Revised Audit Committee Charter.

B.            Compensation Clawback Policy

The Board shall adopt the following policy regarding the “clawback” of compensation to an Executive Officer (defined below):

The Compensation Committee of the Board (the “Compensation Committee”) may in its discretion and to the extent legally permitted, require the return, repayment or forfeiture of any annual or long-term incentive payment or award made or granted to any current or former Executive Officer during the 12-month period following the filing with the Securities and Exchange Commission (“SEC”) of Company financial statements that are later the subject of a material negative restatement (a “Restatement”), if:

i                                            the payment or award was predicated upon achieving certain financial results that were subsequently the subject of the Restatement;

ii                                         the Compensation Committee determines that the Executive Officer engaged in intentional misconduct that caused the need for the Restatement; and

iii                                      a lower payment or award would have been made to the Executive Officer based upon the restated financial results.

In each such instance, the amount required to be returned, repaid or forfeited shall be the amount by which the Executive Officer’s payment or award for the relevant period exceeded the lower payment or award that would have been made or granted based on the restated financial results.

In addition, the Compensation Committee may in its discretion and to the extent legally permitted, require the return or repayment of any profits realized by such Executive Officer on the sale of Company securities received pursuant to any such award granted during such 12-month period following the filing with the SEC of Company financial statements that are later the subject of such a Restatement, if the Compensation Committee determines that the Executive Officer engaged in intentional misconduct that caused the need for the Restatement.

For purposes of this policy, the term “Executive Officer” has the meaning set forth in Rule 3b-7 under the Securities Exchange Act of 1934, as amended.

Notwithstanding the foregoing, the Compensation Committee may amend or change the terms of this Policy on Recoupment of Incentive Compensation, including as may be required upon the issuance of implementing regulations and the adoption of listing standards in accordance with the Dodd-Frank Act. In addition, the exercise by the Compensation Committee of any rights pursuant to this Policy shall be without prejudice to any other rights that the Company may have with respect to any Executive Officer subject to this Policy.

C.            Insider Trading Policy

The Company’s current Policy Statement on Inside Information and Securities Trading shall be amended as follows: The section entitled “Additional Discouraged and Prohibited Transactions” shall be amended to add the following separate provision: “Participation in Company stock buy-back programs. During the pendency of any Company-funded open market stock buy-back program, Designated Persons (defined below) shall not sell Broadwind securities. Also, the Company will not buy back Broadwind securities from any Company employee or Board member.” The section subtitled “Additional Requirements” under the section “Rule 10b-1 Trading Arrangements” shall be amended to add the provision that: “The Company shall publicly announce any contract, instruction or plan adopted pursuant to Rule 10b5-1. Such public disclosure shall state who adopted the contract, instruction or plan and its effective dates. Such public disclosure may be included in the Company’s proxy statement, press releases, on the Company’s website and/or through a current or periodic report filed with the SEC.”

See Exhibit F, Revised Policy Statement on Inside Information and Securities Trading.

D.            Whistleblower Policy

The Company shall maintain its current Whistleblower Policy, including its third-party operated Whistleblower Hotline, which provides an anonymous communication channel for employees and other individuals to report their concerns regarding, among other things, the integrity of the Company’s public disclosures, internal controls, or auditing, or concerns relating to ethical business practices or personal conduct, integrity, and professionalism. The Audit Committee of the Board shall continue to receive quarterly reports of complaints, concerns, or allegations made to the Whistleblower Hotline.

The Company’s Whistleblower Policy and Whistleblower Hotline number shall be distributed to all Company employees and shall be published on the Company’s internal website.

E.            In-House Counsel

The Company’s in-house counsel shall participate in training regarding relevant SEC disclosure requirements, internal corporate controls, Sarbanes-Oxley compliance and Dodd-Frank compliance provided by a state bar accredited organization on at least an annual basis.

F.            Director Education

The Board shall revise its “Principles of Corporate Governance” as follows:

Section I.F. shall be amended to add that: “Each director is required to attend a director education program at least once every five years during such director’s tenure on the Board.”

See Exhibit G, Revised Principles of Corporate Governance.

The Parties agree that the first such director education program will occur within two years of the finalization of the Settlement.

G.            Conflict Transactions

The Board shall revise its “Principles of Corporate Governance” as follows:

Section I.V.E. shall be amended to add that: “Notwithstanding the foregoing, any proposed transaction between the Company and any officer or director (other than matters related to employment and compensation) shall be submitted to the Audit Committee in advance for review and consideration at a meeting of the Audit Committee, which will be documented in dated meeting minutes.”

See Exhibit G, Revised Principles of Corporate Governance.

H.            Majority Voting

The Company shall amend its By-Laws to provide for the following:

Election of Directors. Directors shall be elected by the vote of the majority of the votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that nominee’s election at any meeting for the election of directors at which a quorum is present; provided, however, that in a Contested Election of Directors (as defined below) at such a meeting, directors shall be elected by a plurality of the votes cast on the election of directors (instead of by votes cast “for” or “against” a nominee). The term “Contested Election of Directors” shall mean an annual or special meeting of the stockholders of the Corporation with respect to which (i) the secretary of the Corporation (the “Secretary”) receives a notice that a stockholder has nominated or intends to nominate a person for election to the Board in compliance with the requirements for stockholder nominees for director set forth in Section 1.14 of these Bylaws and (ii) such nomination has not been withdrawn by such stockholder on or prior to the tenth (10th) day before the Corporation first mails its notice of meeting for such meeting to the stockholders. Stockholders shall be entitled to cast votes “against” nominees for director unless plurality voting applies in the election of directors. If, with respect to an election of directors not constituting a Contested Election of Directors and for which a quorum is present, any incumbent director does not receive a majority of the votes cast, such director shall promptly tender his or her resignation from the Board following certification of the stockholder vote. Such resignation will be effective only upon the acceptance thereof by the Board. Such director shall continue in office until such resignation is accepted or, if not accepted, such director’s successor shall have been elected and qualified. The Governance/Nominating Committee shall promptly consider the tendered resignation, and a range of possible responses based on the circumstances, if known, that led to the election results, and make a recommendation to the Board on whether to accept or reject the resignation or whether any other action should be taken with respect thereto. The Board will act on any such recommendation by the Governance/Nominating Committee within ninety (90) days following certification of the stockholder vote and will promptly publicly disclose its decision and the rationale behind it in a filing with the Securities and Exchange Commission. Any director who tenders a resignation pursuant to this provision shall not participate in the Governance/Nominating Committee or Board recommendation or deliberations regarding whether to accept the resignation offer or take other action. If directors who have tendered resignations constitute a majority of the directors then in office, then, with respect to each tendered resignation, all directors, other than the director who tendered the particular resignation under consideration, may participate in the deliberations and action regarding whether to accept or reject the tendered resignation or to take other action with respect thereto.

2.2          Benefits Relating to Tontine Defendants. In connection with a resolution of the Stockholder Derivative Litigation, the Tontine Defendants agreed to surrender certain rights pursuant to various Securities Purchase Agreements, including the right to designate any member(s) of the Board, the right to observe meetings of the Board, and the right to participate in any future issuances of stock by the Company.

2.3          Other Financial Benefits. Broadwind agreed not to indemnify the Tontine Defendants at the full amount of their fees or costs associated with the defense of the Securities Class Action or with respect to any derivative claims based upon the wrongdoing alleged in the Stockholder Derivative Litigation. As a result of the foregoing and as a result of the Stockholder Derivative Litigation, the Tontine Defendants agreed to accept a reduced rate of payment. Furthermore, as a result of the Stockholder Derivative Litigation, the Company did not make any financial contribution to the settlement of the Securities Class Action.

3.             Procedure for Implementing the Settlement

3.1          After execution of this Stipulation, the Parties shall file a joint motion to reopen the action pursuant to Federal Rule of Civil Procedure 60(b)(6) and for an entry of an order substantially in the form of Exhibit D hereto, requesting, inter alia, the preliminary approval of the Settlement set forth in this Stipulation, and approval for the dissemination of the Notice to Broadwind stockholders in the form attached as Exhibit C hereto. Not later than ten (10) business days following the entry of the Preliminary Approval Order, Broadwind shall cause this Stipulation and the Notice to be filed with the SEC on Form 8-K, publish the Notice one time in Investor’s Business Daily, and shall post the Notice and this Stipulation on the “Investors” section of Broadwind’s website under “SEC Filings”. Broadwind and/or its insurers shall be solely responsible for the costs of the Notice set forth herein and/or any other notice as may be required by the Court.

3.2          Plaintiffs will request that after the Notice is given, the Court hold a hearing (the “Settlement Hearing”) to consider and determine whether to approve the terms of the Settlement as fair, reasonable and adequate, including the payment of attorneys’ fees and expenses in the amount separately negotiated by the Plaintiffs and Broadwind with the assistance and oversight of the Mediator.

4.             Releases

4.1          Upon the Effective Date, Broadwind, Plaintiffs (acting on their own behalf and derivatively on behalf of Broadwind), and each of Broadwind’s stockholders (solely in their capacity as Broadwind stockholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and any and all claims arising out of, relating to, or in connection with, the defense, settlement or resolution of the Stockholder Derivative Litigation against the Released Persons. Broadwind, Plaintiffs (acting on their own behalf and derivatively on behalf of Broadwind) and each of Broadwind’s stockholders (solely in their capacity as Broadwind stockholders) shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Person with respect to such Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against any and all of the Released Persons except to enforce the releases and other terms and conditions contained in this Stipulation and/or the Judgment entered pursuant thereto. Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of this Stipulation.

4.2          Upon the Effective Date, as defined in ¶1.6 hereof, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of Broadwind, Plaintiffs and Plaintiffs’ Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Stockholder Derivative Litigation or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of this Stipulation.

5.             Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses

5.1          After negotiation of the principal terms of the Settlement, counsel for Plaintiffs and Broadwind separately negotiated at arm’s-length the amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel. After a full-day mediation with the Mediator and after several months of arm’s-length negotiations with the assistance and oversight of the Mediator, the Company and/or its insurers agreed to pay an award of attorneys’ fees and expenses to Plaintiffs’ Counsel in the total amount of $600,000 (the “Fee and Expense Award”), subject to approval of the Court. The Parties mutually agree that the Fee and Expense Award is fair and reasonable in light of the substantial benefits conferred upon Broadwind and its stockholders by this Stipulation. The Fee and Expense Award shall be paid to Kessler Topaz Meltzer & Check, LLP within ten (10) business days after the later of the entry of the Final Judgment and Order or the

Court’s execution of an order approving the Fee and Expense Award, notwithstanding the existence of any timely filed objections to the Settlement, or potential appeal.

5.2          Except as expressly provided herein, Plaintiffs and Plaintiffs’ Counsel shall bear their own fees, costs and expenses, and no Released Person shall assert any claim for expenses, costs or fees against any Plaintiff or Plaintiffs’ Counsel.

5.3          In the event that the Fee and Expense Award is reduced, reversed, modified or not approved in the full amount requested, if the Settlement is terminated or is not approved by the Court, or if there is an appeal and any order approving the Settlement does not become Final, Plaintiffs’ Counsel shall refund the advanced amount consistent with such reversal or modification within ten (10) business days after entry of such order. Plaintiffs’ Counsel agree that they remain subject to the continuing jurisdiction of the Court for the purpose of enforcing their obligation to repay attorneys’ fees and expenses as provided in this paragraph.

5.4          Notwithstanding the foregoing, any reduction, reversal, modification or non-approval of the Fee and Expense Award shall not in any way delay or preclude the Final Judgment and Order from becoming Final. Neither Plaintiffs nor Plaintiffs’ Counsel may cancel or terminate the Stipulation or the Settlement based on any court’s ruling with respect to any Fee and Expense Award.

6.             Conditions of Settlement, Effect of Disapproval, Cancellation or Termination

6.1          The Effective Date of the Settlement shall be conditioned on the occurrence of all of the following events:

A.                                    entry of the Preliminary Approval Order, which shall be in all material respects substantially in the form set forth in Exhibit D hereto;

B.                                    the entry by the Court of the Final Judgment and Order, which shall be in all material respects substantially in the form of Exhibit B hereto; and

C.            the Final Judgment and Order have both become Final.

6.2          If any of the conditions specified in ¶6.1 above are not met, then this Stipulation shall be canceled and terminated unless the Parties mutually agree in writing, by and through their respective counsel, to proceed with this Stipulation.

6.3          In the event that this Stipulation or the Settlement is not approved by the Court, or the Settlement is terminated for any reason, the Parties shall be restored to their respective positions in the Stockholder Derivative Litigation as of the last date before this Stipulation, and all negotiations, proceedings, documents prepared and statements made in connection herewith shall be without prejudice to the Parties, shall not be deemed or construed to be an admission by any Party of any act, matter, or proposition and shall not be used in any manner for any purpose in any subsequent proceeding in the Stockholder Derivative Litigation or in any other action or proceeding. In such event, the terms and provisions of this Stipulation, with the exception of ¶¶1.1-1.24, 6.2, 6.3, 7.6, 7.8, 7.9, 7.10, 7.11, 7.13, 7.15 and 7.16 herein, shall have no further force and effect with respect to the Parties and shall not be used in the Stockholder Derivative Litigation or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of this Stipulation shall be treated as vacated, nunc pro tunc.

7.             Miscellaneous Provisions

7.1          The Parties (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of this Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of this Stipulation.

7.2          The Parties intend the Settlement to be a final and complete resolution of all disputes between Plaintiffs, Broadwind, the Individual Defendants and the Tontine Defendants with respect to the Stockholder Derivative Litigation. The Settlement comprises claims which are contested and shall not be deemed an admission by any Party as to the merits of any claim, allegation or defense. The Parties further agree that the claims are being settled voluntarily after consultation with competent legal counsel. The Final Judgment and Order shall contain a finding that during the course of the litigation, the Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws.

7.3          Pending final determination of whether the Settlement should be approved, all proceedings in the Action and all further activity between the Parties regarding or directed toward the Stockholder Derivative Litigation, save for those activities and proceedings relating to this Stipulation and the Settlement, shall be stayed.

7.4          Pending the Effective Date of this Stipulation or the termination of this Stipulation according to its terms, Plaintiffs and their Related Persons are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any Released Person.

7.5          The provisions contained in this Stipulation (including any exhibits attached hereto) shall not be deemed a presumption, concession, or admission by any Party of any fault, liability, or wrongdoing, or lack of merit as to any facts or claims alleged or asserted in the Stockholder Derivative Litigation or in any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received into evidence or otherwise used by any person in the Stockholder Derivative Litigation or in any other action or proceeding, whether civil, criminal, or administrative, except in connection with any proceeding to enforce the terms of the Settlement. The Released Persons may file this Stipulation and/or the Final Judgment and Order in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

7.6          The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

7.7          This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Parties or their respective successors-in-interest.

7.8          This Stipulation and the exhibits attached hereto constitute the entire agreement among the Parties and no representations, warranties or inducements have been made to any Party concerning this Stipulation or any of its exhibits other than the representations, warranties and covenants contained and memorialized in such documents. Except as otherwise provided herein, each Party shall bear its own costs.

7.9          Each counsel or other Person executing this Stipulation or its exhibits on behalf of any Party hereby warrants that such Person has the full authority to do so.

7.10        This Stipulation may be executed in one or more counterparts. A faxed or pdf signature shall be deemed an original signature for the purposes of this Stipulation. All executed counterparts, and each of them, shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.

7.11        This Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties and the Released Persons.

7.12        The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of this Stipulation, and the Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in this Stipulation.

7.13        This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of Illinois, and the rights and obligations of the parties to this Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Illinois without giving effect to that State’s choice-of-law principles.

7.14        Plaintiffs have not assigned, encumbered, or in any manner transferred in whole or in part any of the Released Claims.

7.15        All agreements made and orders entered during the course of the Stockholder Derivative Litigation relating to the confidentiality of information shall survive this Stipulation.

7.16        Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation. If any of the conditions specified in ¶6.1 hereof are not met, then this Stipulation shall be canceled and terminated unless Lead Counsel and counsel for the other Parties mutually agree in writing to proceed with this Stipulation.

IN WITNESS WHEREOF, the Parties have caused this Stipulation to be executed by their duly authorized attorneys and dated January 10, 2014.

Date: January 10, 2014	KESSLER TOPAZ
MELTZER & CHECK, LLP

/s/ Robin Winchester
Eric L. Zagar
Robin Winchester
280 King Of Prussia Road
Radnor, Pennsylvania 19087
Tel: (610) 667-7706

Lead Counsel for Plaintiffs

Kip B. Shuman
Rusty E. Glenn

885 Arapahoe Avenue
Boulder, Colorado 80302
Tel: (303) 861-3003

Additional Counsel for Plaintiffs

Date: January 10, 2014	SIDLEY AUSTIN LLP

/s/ Kristen R. Seeger
James W. Ducayet
Kristen R. Seeger
Meredith Jenkins Laval
One South Dearborn Street
Chicago, Illinois 60603
Tel: (312) 853-7000
Counsel for Broadwind Energy, Inc.

Exhibit A

Writer’s Direct Dial: (610) 822-0244

E-Mail: rwinchester@ktmc.com

June 28, 2012

VIA FEDERAL EXPRESS

David P. Reiland

Chairman of the Board

Broadwind Energy, Inc.

c/o James W. Ducayet

Sidley Austin LLP

One South Dearborn Street

Chicago, Illinois 60603

Re:                             Shareholder Demand

Dear Mr. Reiland:

Our firms represent Bonnie Mitchell and Michael Friedman (the “Stockholders”), holders of shares of common stock of Broadwind Energy, Inc. (“Broadwind” or the “Company”). We write on behalf of the Stockholders to demand that the Board of Directors of Broadwind (the “Board”) take action to remedy breaches of fiduciary duties and unjust enrichment by certain current and former officers and directors of the Company, as well as its former controlling shareholder, as described herein.

As you are aware, by reason of their positions as officers and/or directors of Broadwind and because of their ability to control the business and corporate affairs of the Company, the officers and directors of Broadwind owe the Company and its shareholders the fiduciary obligations of loyalty, good faith and due care. The Stockholders believe that you and the following current and former directors and officers of the Company violated these core fiduciary principles, causing Broadwind to suffer damages: former Chief Executive Officer and director J. Cameron Drecoll (“Drecoll”), former director James M. Lindstrom, and current directors Terence P. Fox, William T. Fejes, and Charles H. Beynon (collectively with you the “Directors”). In addition, having exercised control over the Company and Board with regard to certain of the actions described herein, Tontine Capital Partners, L.P., Tontine Capital Overseas Master Fund, L.P., Tontine Partners, L.P., Tontine Overseas Fund, Ltd., Tontine 25 Overseas Master Fund, L.P. (collectively with their other affiliates, “Tontine”), have likewise breached their fiduciary duties to the Company and its shareholders.

280 King of Prussia Road, Radnor, Pennsylvania 19087 T. 610-667-7706 F. 610-667-7056 info@ktmc.com

580 California Street, Suite 1750, San Francisco, California 94104 T. 415-400-3000 F. 415-400-3001 info@ktmc.com

WWW.KTMC.COM

The Stockholders contend that the Directors and Tontine wrongfully caused or otherwise allowed the Company to undertake a secondary public offering of Broadwind stock on January 21, 2010 (the “Offering”), in which the Company, Tontine and Drecoll sold 10,000,000, 6,125,000 and 1,125,000 shares, respectively, at a public offering price of $5.75 per share. At the time the Offering occurred, Tontine and the Directors were in possession of material non-public information concerning goodwill and intangible impairment losses that had not been disclosed to shareholders or the investing public. Even more egregiously, the Directors actively concealed these losses by delaying or otherwise failing to conduct impairment tests and analyses that should have been completed by the fall of 2009 at the latest. Since these losses stemmed, in large part, from lower demands for Broadwind products from some of the Company’s largest customers — a trend that began well before the Offering took place — it was readily apparent internally at the Company that: (1) the losses were likely; (2) the value ascribed to these customer relationships and contracts as goodwill and intangible assets of the Company was not accurate and would need to be written down; and (3) goodwill and intangible asset impairment tests formally confirming the need for these writedowns should have been, but were not, completed by the fourth quarter of 2009 in accordance with the Company’s normal practices and their obligations under Generally Accepted Accounting Principles. Instead, the Directors continued to allow or otherwise cause the Company to make false and misleading statements to keep the stock price artificially inflated until the Offering closed, which, among other things, allowed Drecoll and Tontine to profit from their sales of Broadwind stock based on their knowledge of the true but undisclosed value of the Company’s goodwill and intangible assets.

In addition, while the Stockholders acknowledge that Tontine and Drecoll were parties to certain registration rights agreements that allowed them to sell their shares in a public offering, the Company’s disclosures concerning the payment of costs and expenses in connection with the Offering suggest that Broadwind paid more of the Offering’s costs and expenses than it was contractually obligated to pay.

The foregoing actions constitute breaches of fiduciary duties by the Directors and Tontine. As a result of these actions, the Company has suffered damages, including, but not limited to, costs and expenses incurred in connection with a securities class action lawsuit by investors who purchased Company stock at artificially inflated prices, and the amounts it overpaid when conducting the Offering in the first instance. Moreover, Drecoll and Tontine breached their fiduciary duties and were unjustly enriched by their use of material non-public information regarding the true but undisclosed value of the Company’s goodwill and intangible assets to sell millions of shares of Broadwind stock for their own illicit benefit.

On behalf of the Stockholders, we hereby demand that the Board take action against Tontine and each of the Directors to recover the damages and unjust enrichment described herein for the benefit of the Company, including, but not limited to, disgorgement of the unlawful gains Tontine and Drecoll realized as a result of the Offering.

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If within a reasonable period after receipt of this letter the Board has not taken the action demanded herein, or in the event that the Board refuses to take the action demanded herein, the Stockholders will commence a shareholder derivative action on behalf of Broadwind seeking appropriate relief.

Very truly yours,

KESSLER TOPAZ
MELTZER & CHECK, LLP

/s/ Robin Winchester
Robin Winchester
Counsel to Bonnie Mitchell

-and-

THE SHUMAN LAW FIRM

/s/ Kip Shuman
Kip Shuman
Counsel to Michael Friedman

RW/cp

3

Exhibit B

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

BONNIE MITCHELL and MICHAEL
FRIEDMAN, Derivatively on Behalf of
Nominal Defendant BROADWIND ENERGY,
INC.,
Case No. 11-CV-01059

Plaintiffs,

v.	[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL WITH PREJUDICE

DAVID P. REILAND, et al.,

Defendants,

and

BROADWIND ENERGY, INC.,

Nominal Defendant.

This Court having considered the Stipulation and Agreement of Settlement dated as of January 10, 2014, including all exhibits thereto (the “Stipulation”), between (i) plaintiffs Bonnie Mitchell and Michael Friedman (“Plaintiffs”), on behalf of themselves and derivatively on behalf of Broadwind Energy, Inc. (“Broadwind” or the “Company”), and (ii) nominal defendant Broadwind; and having held a hearing on           , 2014; and having considered all of the submissions and arguments with respect thereto, and otherwise being fully informed, and good cause appearing therefor,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1.             This Final Judgment and Order of Dismissal with Prejudice (“Judgment”) incorporates herein and makes a part hereof the Stipulation, including the exhibits thereto. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

2.             The Court has jurisdiction over the subject matter of the Stockholder Derivative Litigation, including all matters necessary to effectuate the Settlement, and over all Parties.

3.             The record shows that Notice has been given to Broadwind’s stockholders in the manner approved by the Court in its Preliminary Approval Order (Docket No.     ). The Court finds that such Notice (i) constitutes reasonable and the best notice practicable under the circumstances; (ii) constitutes notice that was reasonably calculated, under the circumstances, to apprise all Broadwind stockholders who could reasonably be identified of the pendency of the Stockholder Derivative Litigation, the terms of the Settlement, and Current Broadwind Stockholders’ right to object to and to appear at the settlement fairness hearing held on          , 2014 (the “Settlement Hearing”); (iii) constitutes due, adequate, and sufficient notice to all persons or entities entitled to receive notice in accordance with Federal Rule of Civil Procedure 23.1(c); and (iv) meets the requirements of due process.

4.             In light of the benefits to the Company, the complexity, expense and possible duration of further litigation against the Defendants, the risks of establishing liability and damages, and the costs of continued litigation, the Court hereby fully and finally approves the

Settlement, pursuant to Federal Rule of Civil Procedure 23.1(c), as set forth in the Stipulation in all respects, and finds that the Settlement is, in all respects, fair, reasonable, and adequate, and in the best interests of Plaintiffs, Broadwind, and Broadwind’s stockholders. The Court further finds the Settlement set forth in the Stipulation is the result of arm’s-length negotiations between experienced counsel representing the interests of Broadwind, Broadwind’s stockholders, and Defendants. The Court has considered any submitted objections to the Settlement and hereby overrules them.

5.             The Parties are hereby directed to implement and consummate the Settlement according to the terms and provisions of the Stipulation. In addition, the Parties are authorized to agree to and adopt such amendments and modifications to the Stipulation, or any exhibits attached thereto, to effectuate the Settlement if they (i) are consistent in all material respects with this Judgment, and (ii) do not limit the rights of Broadwind’s stockholders in connection with the Settlement. Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any of the provisions of the Stipulation.

6.             The Action is hereby dismissed in its entirety as to the Defendants, with prejudice, and without costs to any party to the Action except as otherwise provided in the Stipulation. The parties to the Action are to bear their own costs, except as otherwise provided in the Stipulation.

7.             The Court finds that during the course of the litigation the Parties and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure, and particularly with Rule 11(b) of the Federal Rules of Civil Procedure.

8.             Upon the Effective Date of the Settlement (as defined in Paragraph 1.6 of the Stipulation), Broadwind, Plaintiffs (acting on their own behalf and derivatively on behalf of Broadwind), and each of Broadwind’s stockholders (solely in their capacity as Broadwind stockholders) shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and any and all claims arising out of, relating to, or in connection with, the defense, settlement or resolution of the Stockholder Derivative Litigation against the Released Persons.

9.             Upon the Effective Date of the Settlement (as defined in Paragraph 1.6 of the Stipulation), each of the Released Persons shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of Broadwind, Plaintiffs and Plaintiffs’ Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Stockholder Derivative Litigation or the Released Claims.

10.          The provisions contained in the Stipulation (including any exhibits attached thereto) shall not be deemed a presumption, concession, or admission by any Party of any fault, liability, or wrongdoing, or lack of merit as to any facts or claims alleged or asserted in the Stockholder Derivative Litigation or in any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received into evidence or otherwise used by any person in the Stockholder Derivative Litigation or in any other action or proceeding, whether civil, criminal, or administrative, except in connection with any proceeding to enforce the terms of the Settlement. The Released Persons may file the Stipulation and/or this Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

11.          The Court hereby approves the Fee and Expense Award in accordance with the Stipulation.

12.          Without affecting the finality of this Judgment, the Court retains continuing and exclusive jurisdiction over all matters relating to administration, consummation, enforcement and interpretation of the Stipulation, the Settlement, and of this Judgment, to protect and effectuate this Judgment, and for any other necessary purpose. Plaintiffs, Defendants and each Broadwind stockholder are hereby deemed to have irrevocably submitted to the exclusive jurisdiction of the

Court for the purpose of any suit, action, proceeding or dispute arising out of or relating to the Settlement or the Stipulation, including the exhibits thereto, and only for such purposes. Without limiting the generality of the foregoing, and without affecting the finality of this Judgment, the Court retains exclusive jurisdiction over any such suit, action or proceeding. Solely for purposes of any such suit, action or proceeding, to the fullest extent they may effectively do so under applicable law, Plaintiffs, Defendants and each Broadwind stockholder are hereby deemed to have irrevocably waived and agreed not to assert, by way of motion, as a defense or otherwise, any claim or objection that they are not subject to the jurisdiction of the Court, or that the Court is, in any way, an improper venue or an inconvenient forum.

13.          In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, this Judgment shall be vacated, and all Orders entered and releases delivered in connection with the Stipulation and this Judgment shall be null and void, except as otherwise provided for in the Stipulation.

14.          This Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accordance with Rule 58, Federal Rules of Civil Procedure.

IT IS SO ORDERED.

DATED:
THE HONORABLE ROBERT W. GETTLEMAN

Exhibit C

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

BONNIE MITCHELL and MICHAEL
FRIEDMAN, Derivatively on Behalf of
Nominal Defendant BROADWIND ENERGY,
INC.,
Case No. 11-CV-01059

Plaintiffs,

v.	NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

DAVID P. REILAND, et al.,

Defendants,

and

BROADWIND ENERGY, INC.,

Nominal Defendant.

TO:                         ALL CURRENT HOLDERS OF COMMON STOCK OF BROADWIND ENERGY, INC. (“BROADWIND” OR THE “COMPANY”) AS OF JANUARY 10, 2014 (EACH, A “CURRENT BROADWIND STOCKHOLDER”) (EXCLUDING DEFENDANTS) AND THEIR RESPECTIVE SUCCESSORS-IN-INTEREST.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF SHAREHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION.

PLEASE NOTE THAT THIS ACTION IS NOT A “CLASS ACTION” AND NO INDIVIDUAL SHAREHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT OF THIS ACTION.

YOU ARE HEREBY NOTIFIED, pursuant to an Order of the United States District Court for the Northern District of Illinois (the “Court”), that a proposed Settlement(1) has been reached between the Parties to the shareholder derivative claims brought in connection with the action captioned Mitchell, et al. v. Reiland, et al., No. 11-CV-01059 (N.D. Ill.) (the “Action”) and Plaintiffs’ subsequent written litigation demand (the “Demand,” and together with the Action, the “Stockholder Derivative Litigation”). The terms of the proposed Settlement of the Stockholder Derivative Litigation are set forth in a Stipulation of Settlement dated January 10, 2014 (the “Stipulation”). This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is attached to a Form 8-K that will be filed with the Securities and Exchange Commission and published on the “Investors” section of Broadwind’s website under “SEC Filings”.

The Stockholder Derivative Litigation was brought derivatively on behalf of Broadwind against certain of Broadwind’s directors and executive officers and certain entities comprising Broadwind’s former controlling stockholders in connection with alleged breaches of fiduciary duties, waste of corporate assets and unjust enrichment relating to Broadwind’s January 21, 2010 secondary public offering. The terms of the Settlement set forth in the Stipulation include the adoption by the Company of a number of corporate governance reforms that address the purported misconduct alleged in the Stockholder Derivative Litigation and strengthen the Company’s internal controls, procedures and Board practices, such as the implementation of a compensation clawback policy, the adoption of majority voting, revisions to the Company’s Audit Committee Charter, Principles of Corporate Governance , and insider trading policy, and director education requirements. The Settlement terms also resulted in Broadwind paying a reduced amount owed for indemnification and contribution amounts that may have otherwise been paid by the Company in connection with the Action and a related securities class action and the surrender by the Tontine Defendants of various rights they had under certain securities purchase agreements. The Settlement also provides for Broadwind and/or its insurance carrier to pay Plaintiffs’ Counsel’s attorneys’ fees and expenses in the amount of $600,000 (the “Fee and Expense Award”), subject to Court approval.

(1) All capitalized terms herein have the same meanings as set forth in the Stipulation.

On           , 2014 at                  .m., a hearing (the “Settlement Hearing”) will be held before the United States District Court for the Northern District of Illinois, Eastern Division, Everett McKinley Dirksen United States Courthouse, 219 South Dearborn Street, Chicago, Illinois, 60604, to determine whether: (1) the terms of the Settlement should be approved as fair, reasonable and adequate; (2) the Action should be dismissed on the merits and with prejudice; and (3) the Court should approve the Fee and Expense Award.

Any Current Broadwind Stockholder that objects to the Settlement shall have a right to appear and to be heard at the Settlement Hearing, provided that he, she, or it was a stockholder of record or beneficial owner as of January 10, 2014. Any Current Broadwind Stockholder who satisfies this requirement may enter an appearance through counsel of such stockholder’s own choosing and at such stockholder’s own expense or may appear on their own. However, no Current Broadwind Stockholder shall be heard at the Settlement Hearing unless no later than             , 2014, such stockholder has filed with the Clerk of the Court and delivered to counsel for the Parties a written notice of objection, signed as authorized by the objecting stockholder, setting forth their ground for opposing the Settlement, and proof of their current ownership of Broadwind common stock, including the number of shares of Broadwind common stock owned and the date of purchase. Any objecting stockholder must also file with the Court and deliver to all counsel in the Action (listed below) copies of any documents, exhibits, affidavits, or other evidence the stockholder will rely upon in support of his or her objection. If a Current Broadwind Stockholder intends to appear and requests to be heard at the Settlement Hearing, such stockholder must file with the Court and deliver to counsel for the Parties, in addition to the foregoing requirements: a written notice of such stockholder’s intention to appear; a statement that indicates the basis for such appearance; and the identities of any witnesses the stockholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, signed as authorized by the objecting stockholder, and copies of any papers and briefs in support thereof. Only a Current Broadwind Stockholder who has filed and delivered a valid and timely written notice of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.

If you wish to object to the Settlement, you must file a written objection setting forth the grounds for such an objection with the Court on or before             , 2014 with delivery by that same date on the following parties:

CLERK OF THE COURT

Everett McKinley Dirksen United States Courthouse

219 South Dearborn Street

Chicago, IL 60604

Robin Winchester

KESSLER TOPAZ

MELTZER & CHECK, LLP

280 King of Prussia Road

Radnor, PA 19087

Counsel for Plaintiffs

Kristen R. Seeger

SIDLEY AUSTIN LLP

One South Dearborn Street

Chicago, IL 60603

Counsel for Nominal Defendant Broadwind Energy, Inc.

Any person who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objection in this or any other action or proceeding, unless the Court orders otherwise.

Broadwind stockholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action. If you are a Broadwind stockholder, you will be bound by the Final Judgment and Order of the Court, and you will be deemed to have released any and all claims that have been or could have been brought in the Action.

Inquiries about the Stockholder Derivative Litigation or the Settlement may be made to Plaintiffs’ Counsel: Robin Winchester, Kessler Topaz Meltzer & Check, LLP, 280 King of Prussia Road, Radnor, PA 19087; telephone 610-667-7706.

DATED: , 2014	BY ORDER OF THIS COURT
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

DO NOT CONTACT THE CLERK OF THE COURT

REGARDING THIS NOTICE

Exhibit D

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

BONNIE MITCHELL and MICHAEL
FRIEDMAN, Derivatively on Behalf of
Nominal Defendant BROADWIND ENERGY,
INC.,
Case No. 11-CV-01059
Plaintiffs,

v.	[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT

DAVID P. REILAND, et al.,

Defendants,

and

BROADWIND ENERGY, INC.,

Nominal Defendant.

1

WHEREAS, Plaintiffs Bonnie Mitchell and Michael Friedman (“Plaintiffs”) and Broadwind Energy, Inc. (“Broadwind”) have made application, pursuant to Federal Rule of Civil Procedure 23.1(c), for an order: (i) preliminarily approving the proposed settlement (the “Settlement”) of the above-captioned shareholder derivative action (the “Action”) and Plaintiffs’ subsequent written litigation demand (the “Demand,” and together with the Action, the “Stockholder Derivative Litigation”) in accordance with the Stipulation and Agreement of Settlement dated January 10, 2014 (the “Stipulation”), which, together with the exhibits annexed thereto, sets forth the terms and conditions of the proposed Settlement and for dismissal of the Action with prejudice upon the terms and conditions set forth therein; and (ii) approving distribution of the Notice of Proposed Settlement (the “Notice”) attached as Exhibit C to the Stipulation;

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and

WHEREAS, this Court, having considered the Stipulation and the exhibits annexed thereto and having heard the arguments of the Parties;

NOW, THEREFORE, IT IS HEREBY ORDERED:

1.             The Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for: (i) a proposed Settlement and dismissal of the Action with prejudice as to the Released Persons; and (ii) an award of attorneys’ fees and costs to Plaintiffs’ Counsel.

2.             A hearing (the “Settlement Hearing”) shall be held before the Court on           , 2014, at        .m. at the Everett McKinley Dirksen United States Courthouse,

219 South Dearborn Street, Chicago, Illinois, 60604, to determine: (i) whether the proposed Settlement of the Stockholder Derivative Litigation on the terms and conditions provided for in the Stipulation are fair, reasonable and adequate and in the best interests of Broadwind and Broadwind’s stockholders; and (ii) whether the Final Judgment and Order of Dismissal with Prejudice, attached as Exhibit B to the Stipulation (the “Judgment”), should be entered herein.

3.             The Court approves, as to form and content, the Notice (attached to the Stipulation as Exhibit C) and finds that the distribution of the Notice substantially in the manner and form set forth in ¶ 3.1 of the Stipulation meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice of the matters set forth therein for all purposes to all Persons entitled to such notice.

4.             Not later than ten (10) business days following entry of this Order, Broadwind shall cause the Stipulation and Notice substantially in the form attached as Exhibit C to the Stipulation to be filed with the Securities and Exchange Commission on Form 8-K, publish the Notice once in Investor’s Business Daily, and post the Notice and Stipulation on the “Investors” section of Broadwind’s website under “SEC Filings”. All costs incurred in the filing and publication of the Notice shall be paid by Broadwind, and Broadwind shall undertake all administrative responsibility for filing and publication of the Notice.

5.             At least fourteen (14) calendar days prior to the Settlement Hearing, Broadwind’s counsel shall serve on Plaintiffs’ Counsel and file with the Court proof, by affidavit or declaration, of such filing and publication of the Notice.

3

6.             All Broadwind stockholders shall be bound by all orders, determinations and judgments in the Action concerning the Settlement, whether favorable or unfavorable to Broadwind stockholders.

7.             Pending final determination of whether the Settlement should be approved, no Broadwind stockholder, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Released Persons any action or proceeding in any court or tribunal asserting any of the Released Claims.

8.             All papers in support of the Settlement and the Fee and Expense Award shall be filed with the Court and served at least twenty-one (21) calendar days prior to the Settlement Hearing. The parties shall file with the Court and serve responses to any objections filed pursuant to ¶ 9 below at least seven (7) calendar days prior to the Settlement Hearing.

9.             Any Broadwind stockholder who owned Broadwind common stock as of January 10, 2014 (“Current Broadwind Stockholder”) may appear and show cause, if he, she or it has any reason why: the terms and conditions of the proposed Settlement should not be approved as fair, reasonable and adequate; the proposed Judgment should not be entered thereon; or the Fee and Expense Award should not be approved; provided, however, that unless otherwise ordered by the Court, no Current Broadwind Stockholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the proposed Settlement, the Fee and Expense Award to be awarded to Plaintiffs’ Counsel, or, if approved, the Judgment to be entered thereon approving the same, unless that Current Broadwind Stockholder has, at least fourteen (14) calendar days prior to the Settlement Hearing, filed with the Clerk of the Court and delivered to the following counsel (delivered by hand or sent by first class mail) (1) a written objection to the Settlement setting forth: (a) the nature of the objection; (b) proof of current ownership of Broadwind

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common stock, including the number of shares of Broadwind common stock owned and the date of purchase; and (c) any documentation in support of such objection; and (2) if a Current Broadwind Stockholder intends to appear and requests to be heard at the Settlement Hearing, such stockholder must have filed with the Clerk of the Court and delivered to the following counsel (delivered by hand or sent by first class mail), in addition to the requirements of (1) above, (a) a written notice of such stockholder’s intention to appear; (b) a statement that indicates the basis for such appearance; and (c) the identities of any witnesses the stockholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, signed as authorized by the objecting stockholder, and copies of any papers and briefs in support thereof:

Robin Winchester

KESSLER TOPAZ MELTZER & CHECK, LLP

280 King of Prussia Road

Radnor, PA 19087

Counsel for Plaintiffs

Kristen R. Seeger

SIDLEY AUSTIN LLP

One South Dearborn Street

Chicago, IL 60603

Counsel for Nominal Defendant Broadwind Energy, Inc.

The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by first class mail to:

CLERK OF THE COURT

Everett McKinley Dirksen United States Courthouse

219 South Dearborn Street

Chicago, IL 60604

Any Current Broadwind Stockholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be

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foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation and to the Fee and Expense Award, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.

10.          The provisions contained in the Stipulation (including any exhibits attached hereto) shall not be deemed a presumption, concession, or admission by any Party of any fault, liability, or wrongdoing, or lack of merit as to any facts or claims alleged or asserted in the Stockholder Derivative Litigation or in any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received into evidence or otherwise used by any person in the Stockholder Derivative Litigation or in any other action or proceeding, whether civil, criminal, or administrative, except in connection with any proceeding to enforce the terms of the Settlement. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

11.          All proceedings in the Action, other than as may be necessary to carry out the terms and conditions of the Settlement, are hereby stayed and suspended pending final determination of whether the Settlement provided for in the Stipulation shall be approved.

12.          Pending the Effective Date of the Stipulation or the termination of the Stipulation according to its terms, Plaintiffs and their Related Persons are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any Released Person.

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13.          The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Broadwind stockholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement.

14.          The Court may approve the Settlement, with such modifications as may be agreed to by the Parties, if appropriate, without further notice to Broadwind stockholders.

IT IS SO ORDERED.

DATED:
THE HONORABLE ROBERT W. GETTLEMAN

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Exhibit E

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF BROADWIND ENERGY, INC.

I. PURPOSE

The primary function of the Audit Committee (the “Committee”) of Broadwind Energy, Inc. (the “Company”) is to provide oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•      Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•      Coordinate, review and appraise the audit efforts of the Company’s independent accountants and management.

•      Communicate directly with the independent accountants, the financial and senior management and the Board of Directors regarding the matters related to the Committee’s responsibilities and duties.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles or to certify or otherwise attest to the Company’s financial statements. This is the responsibility of management and the independent auditor.

II. ORGANIZATION AND MEMBERSHIP

The Committee shall be comprised of three (3) or more directors appointed by the Board, each of whom shall be independent. The definition of “independence” for purposes of selecting Committee members shall be that contained in the Company’s Principles of Corporate Governance as adopted by the Board. In addition, no member of the Committee shall receive any compensation whatsoever from the Company other than compensation paid to such member as a director of the Company and member of one or more committees of the Company’s Board of Directors. Committee members shall be appointed and removed by the Board; such appointment and removal may be upon recommendation by the Governance Committee.

The Chairman of the Committee shall be elected by the Board. In the absence of the Board’s election of a Chair, the Committee shall elect a Chair by majority vote of the Committee members. The Chair of the Committee shall conduct the meetings as well as represent the Committee to the Company’s Board.

All Committee members shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand financial statements at the time of their appointment to the Committee. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. At least one member of the Committee shall be an “audit committee financial expert”, as such term is defined in applicable regulations of the Securities and Exchange Commission (“SEC”) and The NASDAQ Stock Market, Inc. (“NASDAQ”).

III. RESPONSIBILITIES

To fulfill its responsibilities and duties hereunder, the Committee shall:

A.            Documents/Reports Review

•             Review annually the Committee’s charter, and make appropriate recommendations to the Governance Committee, and publish this Charter in accordance with applicable SEC and NASDAQ rules and regulations.

•             Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

•             Review with management and the independent accountants any quarterly or annual report prior to its filing and any release of earnings prior to its release. If applicable, such review shall include a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Such review also shall include a review of the Company’s goodwill balance and any testing thereof. If the Company has a material goodwill balance, the Committee shall receive a written report on its status.

•             Meet with the Company’s Chief Executive Officer and Chief Financial Officer from time to time as appropriate to permit such officers to provide the attestations or certifications required by the rules and regulations of the SEC and NASDAQ.

B.            Independent Accountants

•             Appoint, authorize compensation for and oversee the Company’s independent accountants. The Company’s independent accountants shall report directly to the Committee.

•             On an annual basis, review the performance of the independent accountants and present to the Board the conclusions of the Committee relating to the continued qualifications, performance and independence of the independent auditor engaged by the Company, and, if so determined by the Committee, its conclusion that such firm should be replaced. To assist the Committee in performing its duties to evaluate an independent auditing firm’s qualifications, performance and independence, on an annual basis to obtain and review a report by the independent auditing firm retained by the Company describing the following:

(1)            such firm’s quality control procedures;

(2)            any material issues raised by the most recent internal quality-control review, or peer review, of such firm or by any investigation by governmental or professional authorities within the preceding five years regarding one or more independent audits by such firm and any measures taken by such firm in respect of those issues; and

(3)            all relationships between the Company and such firm.

•             Establish policies for approval by the Board regarding hiring employees or former employees of the independent auditors engaged by the Company.

•             Pre-approve all audit services and non-audit services to be performed by the Company’s independent accountants. Neither the Committee nor the Board shall approve, and the Company’s independent accountants shall not provide to the Company, any services which would impair the independence of such accountants if such services are to be provided contemporaneously while serving as independent accountants of the Company.

•             As necessary, discuss with management the engagement of auditors other than the principal independent auditors and document auditor selection criteria.

•             Annually review the current length of the terms of service of lead and concurring audit partners to ensure the regular rotation of the lead audit partner of the independent auditing firm engaged by the Company as required by Section 10A of the Securities and Exchange Act of 1934, as amended. If the term of either partner will expire within one year, consider transition plans for new partners.

•             Review material written communications between the independent accountants and management.

•             As necessary, evaluate reports from the independent accountants regarding illegal acts and prepare reports regarding the same.

C. Financial Reporting Processes

•             Periodically consult with the independent accountants outside of the presence of management regarding the integrity of the Company’s internal and external reporting processes, adequacy of internal controls and the fullness and accuracy of the Company’s financial statements.

•             Inquire of management and external accountants about the adequacy of the Company’s internal control procedures as a complete system, as well as the discovery of any individual material gaps and/or failures in the Company’s internal control procedures.

•             Review with management and the independent auditor any correspondence with regulators or governmental agencies, or any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

•             Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•             Review the audit scope and plan of internal auditors and independent auditors in order to ensure coordination of efforts, completeness of coverage, reduction of redundant efforts and effective use of audit resources.

•             Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

•             Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information or any significant disagreement among these groups in connection with the preparation of the financial statements.

•             Review with the independent accountant any issues, including matters of audit quality and consistency, on which the Company’s audit team consulted the national office.

•             Review with the independent accountants and management the audit process and the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

•             Review, at least annually, with consultation from the independent accountants, all critical accounting policies and practices used by the Company and periodically evaluate alternative treatments that are within generally accepted accounting principles.

•             Evaluate, as necessary, with consultation from the independent accountants, the effect of new regulatory and accounting pronouncements and off-balance sheet structures on the Company’s financial statements.

D.            Audit Committee Report

•              Prepare an annual Audit Committee Report to be presented to the Board. The Audit Committee Report shall include, at a minimum, the following representations:

(1)           that the Committee has reviewed and discussed the audited financial statements with management;

(2)           that the Committee has discussed with the independent accountants the matters required to be discussed by SAS 61, as may be modified or supplemented;

(3)           that the Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No.1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditor the independent auditor’s independence;

(4)           that, based on the review and discussions referred to in paragraphs (1) through (3) of this item, the Committee recommends (or declines to recommend) to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC; and

(5)           that the individual Committee members, and the Committee in the aggregate, complies with the Committee independence requirements set forth in this Charter.

•              The Audit Committee Report may include other information that the Committee deems appropriate. The Committee will prepare the Audit Committee Report with the understanding that its representations will be used by the Board and the Company to comply with Item 306 of Regulation S-B and Item 7(d)(3) of Schedule 14A as those regulations affect the Company.

E.            Related-Party Transactions

At least annually, or more frequently as may be necessary, each executive officer and director of the Company shall report to the Committee regarding all related-party transactions to which such person and the Company may be a party prior to the implementation of such transaction to assess whether such transactions meet applicable legal requirements.

F.            Ethical and Legal Compliance

•             Review periodically the Company’s Code of Ethics and Business Conduct and management’s enforcement of the Code as it relates to the Company’s financial reporting process and internal control system.

•             Ensure that management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

•             Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

•             Review, with management, the Chief Financial Officer and the independent auditors the material risks facing the Company and assess the steps that management has taken or proposes to take to minimize such risks. Periodically review these material risks with the full Board, including discussions of mitigation strategies, such as insurance coverage, which are used to manage the Company’s risk profile.

•             As required by the applicable regulations of the SEC and NASDAQ, establish and maintain procedures for efficiently responding to complaints received by the Company regarding accounting, internal accounting controls and auditing including among other things, procedures that allow employees to submit concerns regarding questionable accounting and auditing matters on an anonymous basis.

•             Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

IV. AUTHORITY

The Committee shall have the authority as and when it shall determine to be necessary or appropriate to the functions of the Committee, to:

•             Appoint, discharge and authorize compensation of the Company’s independent accountants.

•             Have full and independent access to Company management and personnel.

•             Have full and independent access to all information and records of the Company.

•             Request from the Chief Executive Officer, President or the Chief Financial Officer, and to rely upon, advice and information, orally or in writing, concerning the Company’s business operations and financial information relevant to the functions of the Committee.

•             At the expense of the Company, retain legal counsel (which may be, but need not be, the regular corporate counsel to the company) and other consultants and advisors to assist it with its functions, provided, however, that the Committee shall provide notification of any such engagement to the Chief Executive Officer, President or Chief Financial Officer prior its commencement. The Committee shall have authority to approve such advisors’ fees and other retention terms. The Committee shall have sole authority to terminate its relationship with any advisor that it retains.

•             Take all action appropriate to the performance of the Committee’s duties, including delegation of Committee responsibilities to subcommittees or to individual Committee members.

V. MEETINGS AND MINUTES

The Committee shall meet in person or by telephone no fewer than four times per year, and as many additional times as the Committee deems necessary. The Committee shall also meet from time to time at the request of management or at the request of the Company’s senior most internal audit executive or the independent public accounting firm engaged by the Company to perform audit services on behalf of the Company.

A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee. As necessary or desirable, the Committee may request that members of management or others, including the Company’s advisors, be present at meetings of the Committee. In addition, as part of its job to foster open communication, the Committee should meet at least once annually with management and the external accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee should also meet with the independent accountants and management quarterly to review the Company’s financials consistent with Section III of this Charter.

The Committee will maintain written minutes of its meetings. Such minutes will be provided to the Board of Directors, and filed with the minutes of the meetings of the Board of Directors.

VI. COMMITTEE PERFORMANCE

At least annually, the Committee shall conduct an evaluation of its performance and shall report the results of such evaluation to the Company’s Governance Committee.

VII. MANAGEMENT COOPERATION

Management of the Company shall cooperate with the Committee and render to the Committee such assistance as it shall request for the purpose of carrying out its functions.

Approved by the Board of Directors December 13, 2007

As amended by the Board of Directors December 17, 2009

Exhibit F

Policy Statement on Inside Information

and Securities Trading

(as of January 1, 2010)

POLICY STATEMENT

ON

INSIDE INFORMATION AND SECURITIES TRADING

BY

BROADWIND ENERGY, INC. PERSONNEL

Amended and Restated as of January 1, 2010#

#

SUMMARY#

Many employees of Broadwind Energy, Inc, and its subsidiaries (collectively, “Broadwind” or the “Company”) have access to material, non-public information (so-called “inside information”) about the Company and its customers and suppliers at one time or another. Inside information is information that is not available to the public, but which an investor might consider important in deciding whether to buy or sell a company’s securities. It certainly includes any information that would affect the public market price for a company’s stock. Such information could include major new product introductions, the addition or loss of a significant customer or supplier, a significant change in the level of business with an existing customer or supplier and discussions of potential acquisitions or mergers. Either positive or negative information may be “inside information.”

Both federal securities laws and Company policy prohibit transactions in securities of the Company at a time when you may be in possession of material information about the Company that has not been publicly disclosed. In addition, you are also prohibited from buying or selling the securities of a customer or supplier when you have received, through your employment or other relationship with Broadwind, material non-public information about that customer or supplier. In the event that you possess material non-public information, you should not trade in securities of the respective company about which you possess such information, including through derivative securities, until one full day after the information has been publicly announced by press release or similar means. Anyone who violates these prohibitions can face serious criminal and civil penalties.

Once a public announcement has been made of the material information, you should wait at least until the next business day and at least twenty-four hours following the announcement before engaging in any market trade of Company stock (e.g., announcement at 10:00 a.m. on Monday, trade at 10:00 a.m. on Tuesday; announcement at 2:00 p.m. on Friday, trade at 8:00 a.m. on Monday), assuming at the time of the transaction you do not have other material information that has not been made public.

These prohibitions also apply to members of your household as well as all others whose transactions may be attributable to you. This means that you should be careful not to disclose inside information to anyone outside the Company, or anyone inside the Company without a need to know. This information is owned by the Company and must be protected as such. You could be criminally and civilly liable for aiding and abetting insider trading if you disclose inside information to another person and that person trades in the Company’s securities on the basis of the information you provided. Any questions from brokers, securities analysts or the media regarding the Company should be directed to the Company’s Director of Investor and Marketing Communications, General Counsel, Chief Financial Officer, or any person designated by either such officer to respond to questions relating to the Company, the Company’s securities or this Policy Statement.

For further information and guidance, please refer to the entire Policy Statement set forth below, or contact the Company’s General Counsel, Chief Financial Officer, or any person designated by either such officer to respond to questions relating to the Company, the Company’s securities or this Policy Statement (each officer or designated person is referred to herein as a “Securities Trading Administrator”).

The Need For a Policy Statement

The Company’s stock is publicly traded; therefore, the Company is required to take active steps to prevent violations of insider trading laws by Company personnel. Although insider trading has long been illegal, over the years Congress has expanded the enforcement authority of the Securities and Exchange Commission (“SEC”) and the Justice Department, increased substantially the civil and criminal penalties for insider trading, and created new potential liability for companies and other “controlling persons” such as directors for violations by company personnel.

We are adopting this Policy Statement to avoid even the appearance of improper conduct on the part of anyone employed by or associated with Broadwind (because anyone with non-public information is considered an “insider”). We have all worked hard to establish our reputation for integrity and ethical conduct. We cannot afford to have it damaged.

The Consequences

The consequences of insider trading violations can be severe:

For individuals who trade on inside information (or tip information to others):

•                                          A civil penalty of up to three times the profit gained or loss avoided;

•                                          A criminal fine (no matter how small the profit) of up to five million dollars; and

•                                          A jail term of up to twenty years.

For a company (as well as possibly any supervisory person) that fails to take appropriate steps to prevent illegal trading:

•                                          A civil penalty of the greater of one million dollars or three times the profit gained or loss avoided as a result of the individual’s unlawful purchase, sale or communication; and

•                                          A criminal penalty of up to twenty-five million dollars.

The civil penalties may extend personal liability to a company’s directors, officers and other supervisory personnel if they fail to take appropriate steps to prevent insider trading. In addition, any employee or consultant who violates the Company’s confidential information and securities trading policy faces discipline or even dismissal for cause. Needless to say, any of the above consequences, or even an SEC investigation that does not result in prosecution, can tarnish one’s reputation and irreparably damage a career.

Our Policy

If a Company director, officer, employee or representative has material non-public information relating to the Company (so-called “inside information” of a nature which could affect its stock price or affect an investor’s decision to buy or sell the Company’s stock), it is our policy that neither that person nor any related person or other person residing in the home of that individual may buy or sell Company securities or engage in any other action to take advantage of, or to pass on to others, that information. Please note that you need not be an employee or a director to be an “insider.” This policy also applies to information relating to any other company, including our customers or suppliers, obtained in the course of the individual’s employment or other relationship with Broadwind.

You may be required from time to time to forego a proposed transaction in the Company’s securities even if you planned to make the transaction before learning of the inside information and even though you

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believe that you may suffer an economic loss or forego anticipated profit by waiting. Transactions that may be necessary or justifiable for independent reasons (such as the need to raise money for an emergency expenditure) are no exception. Even the appearance of an improper transaction must be avoided to preserve our reputation for adhering to the highest standards of conduct, and to avoid an inquiry regarding civil and criminal liability for trading on inside information.

Material Information. Material information is any information (either positive or negative) that a reasonable investor would consider important in a decision to buy, hold or sell securities. In short, material information is any information that could reasonably affect the price of securities.

Examples. Common examples of information that will frequently be regarded as material are:

•                  the Company’s financial results;

•                  projections of future earnings or losses;

•                  news of a pending or proposed merger, acquisition, or tender offer;

•                  news of a significant sale of assets or the disposition of a subsidiary;

•                  changes in dividend policies, the declaration of a securities split, or the offering of additional securities;

•                  changes in management;

•                  impending bankruptcy or financial liquidity problems;

•                  the gain or loss of a substantial customer or supplier or a substantial change in business with a customer or supplier;

•                  new product announcements;

•                  significant product defect or modification; and

•                  significant litigation exposure due to actual or threatened litigation.

20/20 Hindsight. Remember, if your securities transactions become the subject of scrutiny, they will be viewed after-the-fact with the benefit of hindsight. As a result, before engaging any securities transaction you should carefully consider how regulators and others might view your transaction in hindsight.

Transactions by Family Members. The very same restrictions apply to your family members and others living in your household. Company personnel are expected to be responsible for the compliance of their immediate family and personal household.

Disclosing Information to Others. Company personnel must not discuss with anyone outside the Company, or with anyone inside the Company without a need to know, material non-public information regarding the Company or its customers, suppliers or other business partners. Company personnel may be criminally and civilly liable for transactions by any person to whom they have disclosed inside information. Such liability may be imposed whether or not you personally derive any benefit from another’s use of the information. In order to prevent unintentional disclosure, all inquiries and requests for information regarding the Company or the Company’s customers (e.g., from the media, securities brokers or securities analysts) should be referred to a Securities Trading Administrator.

Participating in Internet Discussion Groups. It is improper for persons subject to this Policy Statement to participate in Internet discussion groups, message boards or chat rooms with respect to the Company, including the Company’s business, technology, financial projections and stock performance.

Dealing with Rumors. In general, the Company will not comment on rumors about its business affairs, its products and services, or its stock price. Occasionally, a rumor about the Company may begin to affect the market price of the Company’s securities. In such cases, the Company, in consultation with legal counsel, will

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promptly assess the nature and significance of the rumor, and may publicly dispel or confirm the rumor. Directors, officers, employees or representatives of the Company who hear a rumor that seems likely to affect the market price of the Company’s securities should promptly inform a Securities Trading Administrator. In addition, various securities laws prohibit the circulation of rumors where the underlying intent is to manipulate the price of publicly traded securities. You should always refrain from conveying rumors about the Company to anyone.

When Information is Public. As you can appreciate, it is improper for certain persons to enter a trade immediately after Broadwind has made a public announcement of material inside information, including earnings releases. Because Company shareholders and the investing public should be afforded the time to receive the information and act upon it, directors, officers and other key employees or representatives of the Company who are designated from time to time by any Securities Trading Administrator as persons who may have material non-public information should not engage in any transactions until the next business day and at least twenty-four hours after inside information has been announced to the public. Thus, if an announcement is made on a Monday at 6:00 p.m., the earliest that such persons should trade after the announcement is 6:00 p.m. on Tuesday (assuming you do not have other material non-public information). If an announcement is made on Friday at 6:00 p.m., the earliest that such persons should trade after the announcement is 6:00 p.m. on Monday (again, assuming they do not have other material non-public information). For directors, officers and certain employees and representatives, this one-day trading restriction applies even during the Trading Window discussed below.

Additional Discouraged and Prohibited Transactions

In order to avoid even the appearance of the use of material non-public information and to discourage short-term or speculative transactions involving Company securities, persons subject to this Policy Statement should comply with the provisions below with respect to any transaction in Broadwind securities:

1.                                        Trading in Company securities on a short-term basis. Any Company securities purchased in the open market should be held for a minimum of six months and ideally longer. (Note that the SEC’s short-swing profit rule already prevents directors and executive officers from selling any Company securities within six months of a purchase. We are simply expanding this rule as a strong suggestion to all other employees.) Stock received pursuant to an equity award granted under a plan or agreement that is registered with the Securities & Exchange Commission on a Form S-8 need not be held for six months. Such stock may be sold at any time, assuming you do not have any material non-public information (and subject, as applicable to volume or other restrictions under Rule 144 and the Trading Window and pre-transaction notification procedures set forth in this Policy Statement).

2.                                      Purchases on margin or short sales. Even if Broadwind securities are marginable, persons subject to this Policy Statement shall not “margin” Broadwind securities, whether for the purchase of Broadwind securities or any other securities. Such persons also shall not “sell short” Broadwind securities (a “short sale” is a sale of shares which the seller does not own but expects to purchase in the future at a lower price).

3.                                      Buying or selling puts or calls on Broadwind securities. Persons subject to this Policy Statement are prohibited from buying and selling “puts” and “calls” on Broadwind securities.

4.                                      Participation in Company stock buy—back programs. During the pendency of any Company-funded open market stock buy-back program, Designated Persons (defined below) shall not sell Broadwind securities. Also, the Company will not buy back Broadwind securities from any Company employee or Board member.

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Trading Windows and Pre-Transaction Notification Procedures for Designated Persons

Because the Company’s directors, officers and certain other key employees or representatives (“Designated Persons”) have regular access to material non-public information, this Policy Statement requires that such persons comply with the Trading Window and pre-transaction notification procedures set forth below. The classes of persons set forth on Appendix A hereto, as amended from time to time by any Securities Trading Administrator, are Designated Persons for the purpose of this Policy Statement. The Trading Window and pre-transaction notification procedures are not applicable to employees other than the Designated Persons.

Permitted Trading. Designated Persons may engage in stock transactions only during certain window periods (stock options may be exercised at any time so long as trading in the shares acquired pursuant to such exercise does not occur outside the window period). The window during which trades generally will be permitted, provided such trades are entered into after providing pre-transaction notification (see below) and provided that the person engaging in the transaction is not in possession of material non-public information, will begin on the next business day, and at least twenty-four hours, following the public release of earnings information for the most recently ended quarter and end fifteen calendar days prior to the end of the succeeding quarter (such windows are referred to herein as “Trading Windows” or a “Trading Window”). In connection with all trades, regardless of date, it is important to remember that it is always illegal to trade on inside information.

Pre-Transaction Notification. To provide assistance in preventing inadvertent violations and avoiding even the appearance of an improper transaction (which could result, for example, where a person engages in a trade while unaware of a pending major development), Designated Persons, together with their family members and other members of their household, who contemplate in engaging in any transaction in Broadwind securities (stock option exercises, acquisitions, dispositions, transfers, gifts, etc.) or in securities of a customer, supplier or other business partner of the Company, must notify a Securities Trading Administrator at 630-637-0315 at least two business days in advance of the proposed transaction. Upon confirmation from a Securities Trading Administrator of existence of a Trading Window, such pre-transaction notification is valid for only two business days. Even if a Securities Trading Administrator confirms the existence of a Trading Window, a person may not engage in the transaction if he or she becomes aware of material nonpublic information concerning the Company prior to completing the transaction. If a Securities Trading Administrator contemplates engaging in any such transaction, he or she shall provide pre-transaction notification to another Securities Trading Administrator or the Company’s Chief Executive Officer.

The pre-transaction notification procedures set forth above will not apply in a limited number of circumstances, as follows:

•                    The exercise of stock options, except that the pre-transaction notification procedures do apply to the broker-assisted cashless exercise of such options and open market sales of shares acquired through the exercise of any options. Furthermore, stock option exercises are subject to the terms of the Company’s governing stock option and incentive plans and any agreements entered into between the Company and the holders of such options.

•                    The payment of withholding or employment-related or other taxes by tendering previously-held shares of the Company’s securities or by having shares withheld that would otherwise be issuable upon the exercise of an option, the vesting of restricted shares, or the vesting of other stock-based awards granted pursuant to the Company’s incentive plans.

•                    The transfer of shares to an entity that does involve a change in the beneficial ownership of the shares, for example, to an inter vivos trust of which a person subject to this Policy Statement is the sole beneficiary during such person’s lifetime.

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•                    The purchase of Company stock under any employee stock purchase plan that the Company may adopt, resulting from the periodic contribution of money to the plan pursuant to a payroll deduction election, except pre-transaction notification applies to: the initial election to make such contributions, any subsequent modifications to increase or decrease the percentage of contributions made during each pay period, the termination of contributions, or the sale of Company stock acquired pursuant to any employee stock purchase plan.

•                    Transactions executed pursuant to a contract, instruction or plan that satisfies Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), so long as the underlying contract, instruction or plan itself complies with the requirements and pre-transaction notification procedures set forth below.

Rule 10b5-1 Trading Arrangements

Notwithstanding the restrictions set forth elsewhere in this Policy Statement, transactions by Company personnel that satisfy the following criteria (“Rule 10b5-1 Transactions”) will not be prohibited:

1.                                      The purchase or sale must occur pursuant to any of the following:

a.              a binding contract to purchase or sell the security;

b.              instructions to another person to purchase or sell the security for the instructing person’s account; or

c.               a written plan for trading securities;

which is delivered in writing to a Securities Trading Administrator, provided the person proposing such contract, instruction or plan is not then aware of any material, non-public information concerning the Company and the first transaction pursuant to the contract, instruction or plan does not take place until at least 30 calendar days after delivery to a Securities Trading Administrator. In addition, if the person proposing such contract, instruction or plan is a Designated Person, such contract, instruction or plan must be adopted during a Trading Window. If a Securities Trading Administrator proposes entering into a contract, instruction or plan, he or she shall provide pre-transaction notification to another Securities Trading Administrator or the Company’s Chief Executive Officer.

2.                                      The contract, instruction or plan referenced in paragraph 1 above must comply with at least one of the following:

a.              The contract, instruction or plan specifies the amount of securities to be purchased or sold and the price at which and the date on which the securities are to be purchased or sold;

b.              The contract, instruction or plan includes a written formula or algorithm, or computer program, for determining the amount of securities to be purchased or sold and the price at which and the date on which the securities were to be purchased or sold; or

c.               The contract, instruction or plan does not permit the person to exercise any subsequent influence over how, when, or whether to effect purchases or sales; provided, in addition, that any other person who, pursuant to the contract, instruction, or plan did exercise such influence must not have been aware of any material nonpublic information of the Company when doing so.

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For purposes of the foregoing paragraphs 1 and 2, the following definitions shall apply:

a.              “Amount” means either a specified number of shares or other securities or a specified dollar value of securities.

b.              “Price” means the market price on a particular date or a limited price, or a particular dollar price.

c.               “Date” means, in the case of a market order, the specific day of the year on which the order is to be executed (or as soon thereafter as is practicable under ordinary principles of best execution), or in the case of a limit order, a day of the year on which the limit order is enforced.

Additional Requirements

Company personnel who adopt a contract, instruction or plan meeting the criteria of paragraphs 1 and 2 above may not thereafter deviate from the plan or engage in any corresponding or hedging transaction or positions. Amendments to or terminations of the contract, instruction or plan are permitted, provided at the time of such amendment the individual undertaking the amendment does not have any material, non-public information regarding the Company and subject to the pre-transaction notification procedures contained in paragraph 1 above, including the requirement that the first transaction pursuant to the amended contract, instruction or plan does not take place until at least 30 calendar days after delivery to the Securities Trading Administrator. In addition, if the person undertaking the amendment is a Designated Person, such amendment must be entered into during a Trading Window. Company personnel will remain responsible for all applicable Rule 144 provisions, including the volume and aggregation requirements. In addition, the Company’s directors and Section 16 officers must effect in a timely manner all filings under Section 16 of the Securities Exchange Act of 1934.

The Company ~~may choose to~~shall publicly announce any contract, instruction or plan adopted pursuant to Rule 10b5-1. Such public disclosure shall state who adopted the contract, instruction or plan and its effective dates. Such public disclosure may be included in the Company’s proxy statement, press releases, on the Company’s website and/or through a current or periodic report filed with the SEC.

401(k) Plan

The prohibitions included in the Company’s Policy Statement do not apply to your receipt of Company stock in connection with a stock matching contribution made pursuant to the Company’s 401(k) Plan. The prohibitions included in the Policy Statement do apply, however, to certain elections you may make under the 401(k) Plan, including, if applicable (a) an election to increase or decrease the percentage of your 401(k) stock matching contribution by the Company that will be allocated to the Company stock fund, (b) an election to make an intra-plan transfer of an existing account balance into or out of the Company stock fund, (c) an election to borrow money against your 401(k) Plan account if the loan will result in a liquidation of some or all of your Company stock fund balance, and (d) your election to pre-pay a plan loan if the pre-payment will result in allocation of loan proceeds to the Company stock fund.

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Post-Termination Transactions

This Policy Statement continues to apply to your transactions in Company securities even after you have terminated employment or other services to the Company or a subsidiary as follows: if you are aware of material non-public information when your employment or service relationship terminates, you may not trade in Company securities until that information has become public or is no longer material.

Certification

Company personnel may be required on a periodic basis to certify their understanding of and intent to comply with this Policy Statement.

Company Assistance

Any person who has any general questions about this Policy Statement or questions about specific transactions should contact a Securities Trading Administrator. Remember, however, the ultimate responsibility for adhering to the Policy Statement and avoiding improper transactions rests with you. In this regard, it is imperative that you use your best judgment.

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APPENDIX A

TO

POLICY STATEMENT ON INSIDE INFORMATION AND SECURITIES TRADING

BY

BROADWIND ENERGY, INC. PERSONNEL

DESIGNATED PERSONS

The following classes of persons, along with their family members and other members of their household, are “Designated Persons” for the purpose of the Company’s Policy Statement on Inside Information and Securities Trading. The Company may amend this Appendix from time to time as it deems necessary.

1.              All members of the Boards of Directors of Broadwind Energy, Inc. and its subsidiaries and nominees to the Board of Directors of Broadwind Energy, Inc. whose election is pending approval by the Company’s stockholders.

2.              All persons designated as “officers” of Broadwind Energy, Inc. as defined in Section 16 of the Securities Exchange Act of 1934, as amended, who are subject to the reporting provisions and trading restrictions thereof.

3.              All persons designated as members of the Company’s Extended Executive Team.

4.              Company corporate office professional finance and legal staff and members of the Company’s financial leadership team as designated by the Chief Financial Officer.

5.              Others as notified from time to time by a Securities Trading Administrator.

As amended, effective December 1, 2010

[Letter to Employees — and Certification]

BROADWIND ENERGY, INC.

[Company Letterhead]

RE:                                Certification of the Company’s Policy Statement on Inside Information and Securities Trading by Broadwind Personnel

Dear Broadwind Personnel:

Enclosed is a copy of the Company’s Policy Statement covering confidential information and securities trading by Broadwind personnel. As you will see from the Policy Statement, the consequences of an insider trading violation can be serious for both the individual involved and Broadwind.

Please take a few minutes right now to read the enclosed Policy Statement and then sign and return the attached copy of this letter to me.

Sincerely,

Stephanie Kushner
Chief Financial Officer

J.D. Rubin
General Counsel

Certification

The undersigned hereby certifies that he/she has read and understands, and agrees to comply with, the Company’s Policy Statement on Inside Information and Securities Trading By Broadwind Personnel, a copy of which was received by the undersigned.

Date:
Signature

Name (please print)

Exhibit G

BROADWIND ENERGY, INC.

PRINCIPLES OF CORPORATE GOVERNANCE

These Principles of Corporate Governance (“Principles”) have been adopted by the Board of Directors (the “Board”) of Broadwind Energy, Inc. (the “Company”) as a statement of the elements of governance by which the Board will manage its affairs. These Principles reflect the Board’s commitment to monitor the effectiveness of policy and decision making at both the Board and management levels, with a view to enhancing long-term stockholder value. These Principles are not intended to conflict with, and should be interpreted in the context of, any applicable federal or state law or regulation, including Title 8 of the Delaware Code, and the Company’s Certificate of Incorporation and Bylaws. These Principles are subject to modification from time to time by the Board.

I. ORGANIZATION AND MEMBERSHIP

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A. Size of the Board

The Company’s Bylaws provide that the Board shall be comprised of a maximum of nine and a minimum of three directors. The Board shall periodically review its own size, and select the size that is most effective based on the Company’s current needs and the availability of potential candidates. The Board will consider the Company’s operations, the representation of stockholder groups, and any contractual obligations when determining the appropriate size.

B. Selection of New Director Candidates

The Board has adopted Policies for Director Nominations and Stockholder Proposals, which set forth the minimum qualifications and additional criteria to be used by the Governance/Nominating Committee in nominee selection and establish procedures for handling recommendations received from Board members or other sources.

C. Majority of Independent Directors

Our policy is that independent directors should comprise at least a majority of the Company’s Board. The Company’s definition of “independence” is that contained in Nasdaq listing standards and other applicable laws and regulations. In accordance with these requirements, the Governance/Nominating Committee and the Board, when evaluating the independence of a director or director nominee, consider whether such person has any relationship or interest that could conflict with the interests of the Company. In assessing the materiality of an existing or proposed director’s relationships and interests (other than those that are specifically identified by Nasdaq listing standards and other applicable laws and regulations as preventing independence), the Governance/Nominating Committee and the Board consider all relevant facts and circumstances. The Governance/Nominating Committee and the Board evaluate materiality not only from the perspective of the director, but also from that of the Company and other persons and organizations with which the director has a relationship.

The Governance/Nominating Committee analyzes an existing director’s or candidate’s eligibility to be classified as “independent” for the purposes of serving on the Board and any applicable committee at the time of such person’s nomination to the Board or committee, upon any change in the person’s status as described in Section I.E. of these Principles and annually. Upon its receipt of the Governance/Nominating Committee’s recommendation, the Board makes a final determination of the individual’s independence. The Board may adopt categorical standards to assist it in assessing relationships or interests that relate to its evaluation of independence.

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D. Board Membership Criteria for Existing Board Members and Nominees

In addition and subject to the legally defined criteria for independent directors and the requirements and factors set forth in the Company’s Policies for Director Nominations and Stockholder Proposals, our policy is that independent directors of the Company should be persons with broad training, knowledge and experience in business, finance, education, government or other professions or vocations who have earned distinction in their chosen fields. Director nominees are also evaluated on the basis of the commitment that they are able and willing to make to the directorship, their ability to add value and diversity to the Company, and the Company’s circumstances at the time of the nomination. The Governance/Nominating Committee reviews the Company’s Policies for Director Nominations and Stockholder Proposals and other criteria for independent directors on an ongoing basis, as appropriate.

E. Change of Status of Director

It is the policy of the Board that any inside director or outside director whose affiliation, directorships, or position of principal employment changes after election to the Board shall promptly notify the Board for consideration by the Board of the effect of that change upon the interest of the Company.

F. Director Orientation and Continuing Education

As soon as practicable following election or appointment of a new director, the Company shall make available to the new director a Director Guidebook, which shall be constructed to familiarize the new director with, among other things, the Company’s business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts policies, the Code of Ethics and Business Conduct, these Principles, principal officers, internal auditors and independent auditors. Each director is expected to take such action, which may include participation in continuing educational programs as necessary to maintain the level of expertise required to perform his or her responsibilities as a director. The Company reimburses Board members for reasonable expenses relating to ongoing director education. Each director is required to attend a director education program at least once every five years during such director’s tenure on the Board.

II. BOARD LEADERSHIP

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A. Selection of the Chairman of the Board

The Chairman of the Board of the Company shall be a Non-Executive Chairman. The Board reserves the right to decide at any time whether it is in the best interest of the Company to combine the positions of Chairman of the Board and Chief Executive Officer. Unless otherwise provided by the Company’s Bylaws or a resolution adopted by the Board, the Chairman shall: (i) preside over meetings of the Board of Directors and stockholder meetings; (ii) distribute meeting agendas and other pertinent information to directors prior to each Board meeting; (iii) work with the Governance/Nominating Committee to determine which directors serve on specific Board committees; and (iv) perform such other functions as may from time to time be assigned to the Chairman by the Board.

III. BOARD COMMITTEES

A. Existence of Committees

The Board has three standing committees: Audit, Compensation and Governance/Nominating. The Board is responsible for overseeing the structure and practices of these committees and has the flexibility to form a new committee or disband a current committee. Each committee shall establish a charter to be approved by the Board, which sets forth such committee’s purpose and responsibilities.

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B. Assignment of Committee Members and Committee Chairs

The Board reviews the Governance/Nominating Committee’s recommendations and designates the members of Board committees taking into account legal requirements and each director’s particular experience, knowledge and preference. Each standing committee shall be comprised of independent directors as such term is defined herein, provided that the composition of each committee should also cause the committee to satisfy any additional independence or skill requirements for members, as may be contained in the Nasdaq listing standards and other applicable laws and regulations. The Board is responsible for the final determination of whether an individual is qualified to serve on the Audit Committee as a designated “financial expert,” however, the Governance/Nominating Committee coordinates closely with the Board in screening any new candidate and in evaluating whether to re-nominate any existing director who serves in this capacity.

The Board shall elect the Chairman for each committee, provided, however, that in the absence of the Board’s election, each committee shall elect its own Chairman by a majority vote of the committee members.

IV. RESPONSIBILITIES AND AUTHORITY

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A. The Board’s Duty to the Company and its Stockholders

The business and affairs of the Company shall be managed by or under the direction of the Board, which shall oversee management to advance what the Board members reasonably believe to be the best interests of the Company and its stockholders. In addition, and more specifically, the Board shall: provide counsel and oversight on the selection, evaluation, development and compensation of senior management; review, approve and monitor fundamental financial and business strategies and major corporate actions, including declarations of dividends; assess major risks facing the Company and review options for the mitigation of such risks; monitor the performance of the Company in relation to its goals, strategy and competitors; and develop and monitor processes for maintaining the integrity of the Company. The Board is also responsible for overseeing corporate governance matters, as more fully set forth in these Principles and the charter of the Governance/Nominating Committee.

B. Directors’ Preparation and Participation

A director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board and committees on which such director sits, and to review before each meeting the material distributed in advance for such meetings. A director who is unable to attend a meeting is expected to notify the Chairman of the Board or the chairman of the appropriate committee in advance of such meeting.

C. Board Access to Senior Management

Each director is expected to become familiar with the Company’s operations and public disclosures. There are no restrictions on contacts or discussions by directors with senior management of the Company or, as appropriate, employees and/or outside counsel to the Company. Senior managers should cooperate with the Board and its committees and should render such assistance as requested for the purpose of carrying out Board or committee functions. However, any contact by a director should be carefully handled by the director to avoid directing or interfering with normal day-to-day operations of the business. The Chief Executive Officer of the Company will determine appropriate ways to facilitate directors’ interaction with officers, employees and outside counsel.

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D. Access to Independent Advisors

The Board and its committees have the right at any time to retain independent outside auditors and financial, legal or other advisors. The Company will provide appropriate funding, as determined by the Board or any committee, to compensate those independent outside auditors or advisors, as well as to cover the ordinary administrative expenses incurred by the Board and its committees in carrying out their duties. The Board, and its committees, as applicable, may specify a protocol for approval of expenses.

E. Ethics and Conflicts of Interest

The Company will maintain, and the Governance/Nominating Committee and Audit Committee will review and promote compliance with, a Code of Ethics and Business Conduct (“Code of Ethics”). The Board expects the directors, as well as officers and employees, to act ethically at all times and to acknowledge their adherence to the Company’s policies, including the Code of Ethics; further, each director is expected to acknowledge in writing his or her adherence to the Company’s Code of Ethics.

If an actual or potential conflict of interest arises for a director, the director shall promptly inform the Chairman and Chief Executive Officer. If a significant conflict exists and cannot be resolved, the director shall resign. All directors will recuse themselves from any discussion or decision affecting their personal, business or professional interests. The Board shall resolve any conflict of interest question involving senior management or the Chief Executive Officer and the Board and the Chief Executive Officer shall resolve any conflict of interest issue involving any other officer of the Company. Notwithstanding the foregoing, any proposed transaction between the Company and any officer or director (other than matters related to employment and compensation) shall be submitted to the Audit Committee in advance for review and consideration at a meeting of the Audit Committee, which will be documented in dated meeting minutes.

F. Selection, Development and Evaluation of Chief Executive Officer and Senior Management#

The Board, with assistance from the Compensation Committee, provides counsel and oversight on the selection, evaluation, development and compensation of the Company’s Chief Executive Officer and other senior management. Senior management is defined as any officer who reports directly to the Chief Executive Officer and any other officer of the Company or its subsidiaries so designated by the Chief Executive Officer.

The Compensation Committee shall conduct an annual performance review of the Chief Executive Officer and other senior management, in accordance with its charter and for the purpose of approving such officers’ compensation. The Board reviews the Compensation Committee’s annual report to ensure that the Chief Executive Officer and other senior management are providing the best leadership for the Company, from a short, intermediate and long term perspective, and are operating the Company in a manner consistent with applicable legal requirements and ethical considerations.

G. Succession Planning

The Board, with assistance from the Company’s senior management, is responsible for succession planning for the Chief Executive Officer, and the Board, with assistance from the Company’s Chief Executive Officer, is responsible for succession planning for senior management. The Board may delegate these responsibilities to committees as appropriate.

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H. Review of Principles of Corporate Governance#

The Board, or a committee, if applicable, expects to review these Principles on an ongoing basis. The purpose of such review is to ensure that these Principles are effective in enabling the Board to fulfill its responsibilities, to consider whether these Principles continue to accurately reflect Board practices, and to address any changes to applicable laws and regulations.

V. BOARD AND COMMITTEE MEETINGS

A. Frequency and Length of Board and Committee Meetings

The Board, at least annually, adopts a schedule of meetings of the Board, which shall set forth the date, time and place of each meeting and shall include at least four meetings per year. The committee chairs shall establish a schedule of meetings for their respective committees, the number and frequency of which shall be in accordance with the committees’ charters. A master schedule of all regular Board and committee meetings will be distributed annually to all Board members. Ample time shall be scheduled for each meeting to ensure full discussion of important matters.

B. Agenda Items for Board Meetings

The Chairman of the Board, with consultation of the Chief Executive Officer, establishes the agenda for each Board meeting. Each Board member is free to suggest the inclusion of items on the agenda and to raise subjects that are not on the Board agenda. At least one Board meeting each year includes a special Board session during which the Board reviews strategic business plans.

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C. Committee Agendas

Each committee chair develops the agendas for the respective committee meetings. Each member of the committee is free to raise at any committee meeting subjects that are not on the agenda. Committee actions are reported to the full Board.

D. Board Materials Distributed in Advance

It is the preference of the Board that agendas and related back-up materials for Board and Board committee meetings be sent to the directors at least three business days in advance of the meeting. Although such materials may be prepared and distributed in reasonable summary form, any director desiring additional data, reports or further detailed information has the right to obtain whatever information is reasonably available. On those occasions when it is not feasible to distribute materials in advance, or when the subject matter of the material is too sensitive to distribute in written form, there will be an opportunity for full discussion at the meeting, or other reasonable steps shall be taken to permit directors to become reasonably informed about the matter before voting on it.

E. Regular Attendance of Non-Directors at Board Meetings

The Board may invite members of senior management to regularly attend Board and Board committee meetings, as appropriate. The Board may invite additional non-members to attend Board meetings.

F. Executive Sessions of Outside Directors

An executive session of the independent directors is scheduled at least twice each calendar year at regularly scheduled Board meetings.

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G. Attendance at Annual Stockholder Meeting#

Each Board member is encouraged to attend the Company’s annual meeting of stockholders via telephone or in person.

VI. BOARD COMPENSATION AND PERFORMANCE

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A. Director Compensation

The form and amount of director compensation is determined by the Board based on periodic review and input from the Compensation Committee, and shall be appropriate to our Company’s size and financial situation. The Compensation Committee conducts an annual review of director compensation to ensure directors are compensated effectively in a manner consistent with the strategy and philosophy of the Company, and to further ensure that the Company will be able to attract, retain and reward those who contribute to the success of the Company. Only non-management Board members shall be eligible for compensation under any director compensation plan.

B. Annual Performance Evaluation of the Board

Upon the Board’s request, the Governance/Nominating Committee will oversee a self-assessment of the performance of the Board as a whole, as well as assist the Board in evaluating each committee’s performance. Such assessments shall be reported to and discussed with the full Board. The assessments should generally include an analysis of compliance with these Principles and identification of areas for improvement. The purpose of the assessments is to increase the effectiveness of the Board and committees as a whole. Individual Board members are assessed as set forth in the Governance/Nominating Committee’s charter and Section I.D. of these Principles, in connection with the Governance/Nominating Committee’s responsibility to counsel members whose performance needs improvement and its annual decision on whether to re-nominate existing directors to the Board.

Approved by the Board of Directors on December 13, 2007

As amended by the Board of Directors on December 17, 2009 and November 3, 2010

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